PRINCIPAL UNDERWRITING AGREEMENT

                          KEYSTONE AMERICA FUND FAMILY

                              CLASS A AND C SHARES


         AGREEMENT made this 11th day of December, 1996 by and between each of the parties listed on Exhibit A attached hereto and made a part hereof, each for itself and not jointly (each a "Fund"), and Evergreen Keystone Investment Services, Inc., a Delaware corporation ("Principal Underwriter").

         It is hereby mutually agreed as follows:

         1. The Fund hereby appoints Principal Underwriter a principal underwriter of the Class A and Class C shares of beneficial interest of the Fund sold prior to December 11, 1996 ("Shares") as an independent contractor upon the terms and conditions hereinafter set forth. Except as the Fund may from time to time agree, Principal Underwriter will act as agent for the Fund and not as principal.

         2. Having assigned all rights to commission payments for Shares sold on or after December 1, 1996 but before December 11, 1996 to Evergreen Keystone Distributor, Inc., Principal Underwriter will not be entitled to commissions on such Shares. Principal Underwriter shall be entitled to receive commission payments for sales of the Class A and C shares (as set forth on Exhibit B attached hereto and made a part hereof) with respect to all Class A and C shares sold prior to December 1, 1996 and outstanding as of the opening of business on such date ("Pre-Acquisition Shares") and to receive contingent deferred sales charges on such Pre-Acquisition Shares as set forth in the then current prospectus and/or statement of additional information of the Fund. For purposes of this Principal Underwriting Agreement, Pre-Acquisition Shares shall be such shares which are defined in Schedule I attached hereto as Distributor Shares calculated as though the Distributor Last Sale Cut-Off Date, as such term is defined in Schedule I, was November 30, 1996. Principal Underwriter may reallow all or a part of such commissions to such brokers, dealers or other persons as Principal Underwriter may determine.

         3. Principal Underwriter shall not make any representations concerning the Shares except those contained in the then current prospectus and/or statement of additional information covering the Shares and in printed information approved by the Fund as information supplemental to such prospectus and statement of additional information.

         4. Principal Underwriter agrees to comply with the Business Conduct Rules of the National Association of Securities Dealers, Inc.

         5. The Fund agrees to indemnify and hold harmless the Principal Underwriter, its officers and Directors and each person, if any, who controls the Principal Underwriter within the meaning of Section 15 of the Securities Act of 1933 ("1933 Act"), against any losses, claims, damages, liabilities and expenses (including the cost of any legal fees incurred in connection therewith) which the Principal Underwriter, its officers, Directors or any such controlling person may incur under the 1933 Act, under any other statute, at common law or otherwise, arising out of or based upon

                  a) any untrue statement or alleged untrue statement of a material fact contained in the Fund's registration statement, pros pectus or statement of additional information (including amendments and supplements thereto), or

                  b) any omission or alleged omission to state a material fact required to be stated in the Fund's registration statement, prospectus or statement of additional information necessary to make the statements therein not misleading, provided, however, that insofar as losses, claims, damages, liabilities or expenses arise out of or are based upon any such untrue statement or omission or alleged untrue statement or omission made in reliance and in conformity with information furnished to the Fund by the Principal Underwriter for use in the Fund's registration statement, prospectus or statement of additional information, such indemnification is not applicable. In no case shall the Fund indemnify the Principal Underwriter or its controlling person as to any amounts incurred for any liability arising out of or based upon any action for which the Principal Underwriter, its officers and Directors or any controlling person would otherwise be subject to liability by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its obligations and duties under this Agreement.

         6. The Principal Underwriter agrees to indemnify and hold harmless the Fund, its officers, Trustees and each person, if any, who controls the Fund within the meaning of Section 15 of the 1933 Act against any loss, claims, damages, liabilities and expenses (including the cost of any legal fees incurred in connection therewith) which the Fund, its officers, Directors or any such controlling person may incur under the 1933 Act, under any other statute, at common law or otherwise arising out of the acquisition of any Shares by any person which

                  a) may be based upon any wrongful act by the Principal Underwriter or any of its employees or representatives, or

                  b) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Fund's registration statement, prospectus or statement of additional information (including amendments and supplements thereto), or any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished or confirmed in writing to the Fund by the Principal Underwriter.

         7. To the extent required by the Fund's 12b-1 Plans, Principal Underwriter shall provide to the Board of Trustees of the Fund in connection with such 12b-1 Plan, not less than quarterly, a written report of the amounts expended pursuant to such 12b-1 Plan and the purpose for which such expenditures were made.

         8. The term of this Agreement shall begin on the date hereof and, unless sooner terminated or continued as provided below, shall expire after two years. This Agreement shall continue in effect after such term if its continuance is specifically approved by a majority of the Trustees of the Fund and a majority of the 12b-1 Trustees referred to in the 12b-1 Plans of the Fund ("Rule 12b-1 Trustees") at least annually in accordance with the 1940 Act and the rules and regulations thereunder.

                  This Agreement may be terminated at any time, without payment of any penalty, by vote of a majority of any Rule 12b-1 Trustees or by a vote of a majority of the Fund's outstanding Shares on not more than sixty (60) days written notice to any other party to the Agreement; and shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

         9. This Agreement shall be construed in accordance with the laws of The Commonwealth of Massachusetts.

         10. The Fund is a Massachusetts business trust established under a Declaration of Trust, as it may be amended from time to time. The obligations of the Fund are not personally binding upon, nor shall recourse be had against, the private property of any of the Trustees, shareholders, officers, employees or agents of the Fund, but only the property of the Fund shall be bound.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized at Boston, Massachusetts, on the day and year first written above.

             KEYSTONE BALANCED FUND II
             KEYSTONE CAPITAL PRESERVATION AND INCOME FUND
             KEYSTONE FUND FOR TOTAL RETURN
             KEYSTONE FUND OF THE AMERICAS
             KEYSTONE GLOBAL OPPORTUNITIES FUND
             KEYSTONE GLOBAL RESOURCES AND DEVELOPMENT FUND
             KEYSTONE GOVERNMENT SECURITIES FUND
             KEYSTONE INTERMEDIATE TERM BOND FUND
             KEYSTONE LIQUID TRUST
             KEYSTONE OMEGA FUND
             KEYSTONE SMALL COMPANY GROWTH FUND II
             KEYSTONE STATE TAX FREE FUND
                 FLORIDA TAX FREE FUND
                 MASSACHUSETTS TAX FREE FUND
                 NEW YORK TAX FREE FUND
                 PENNSYLVANIA TAX FREE FUND
             KEYSTONE STATE TAX FREE FUND-SERIES II
                 CALIFORNIA TAX FREE FUND
                 MISSOURI TAX FREE FUND
             KEYSTONE STRATEGIC INCOME FUND
             KEYSTONE TAX FREE INCOME FUND
             KEYSTONE WORLD BOND FUND
             each for itself and not jointly


              By:
                 George S. Bissell
                 Chairman

              EVERGREEN KEYSTONE INVESTMENT SERVICES, INC.


              By:________________________________
                     Rosemary D. Van Antwerp
                     Senior Vice President

                        PRINCIPAL UNDERWRITING AGREEMENT
                              FOR CLASS B-1 SHARES
                                       OF
                       KEYSTONE INTERMEDIATE TERM BOND FUND

         AGREEMENT made this 11th day of December, 1996 by and between Keystone Intermediate Term Bond Fund, a Massachusetts business trust, ("Fund"), and Evergreen Keystone Investment Services, Inc., a Delaware corporation (the "Principal Underwriter").

         The Fund, individually and/or on behalf of its series, if any, referred to above in the title of this Agreement, to which series, if any, this Agreement shall relate, as applicable (the "Fund"), may act as the distributor of certain securities of which it is the issuer pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act"). Accordingly, it is hereby mutually agreed as follows:

         1. The Fund hereby appoints the Principal Underwriter a principal underwriter of the Class B-1 shares of beneficial interest of the Fund ("B-1 Shares") as an independent contractor upon the terms and conditions hereinafter set forth. The general term "Shares" as used herein has the same meaning as is provided therefor in Schedule I hereto. Except as the Fund may from time to time agree, the Principal Underwriter will act as agent for the Fund and not as principal.

         2. The Principal Underwriter will use its best efforts to find purchasers for the B-1 Shares and to promote distribution of the B-1 Shares and may obtain orders from brokers, dealers or other persons for sales of B-1 Shares to them. No such dealer, broker or other person shall have any authority to act as agent for the Fund; such dealer, broker or other person shall act only as principal in the sale of B-1 Shares.

         3. Sales of B-1 Shares by Principal Underwriter shall be at the public offering price determined in the manner set forth in the prospectus and/or statement of additional information of the Fund current at the time of the Fund's acceptance of the order for B-2 Shares. All orders shall be subject to acceptance by the Fund and the Fund reserves the right in its sole discretion to reject any order received. The Fund shall not be liable to anyone for failure to accept any order.

         4. On all sales of B-1 Shares made prior to Deember 11, 1996. Fund shall pay the Principal Underwriter Distribution Fees (as defined in Section 14 hereof), as commissions for the sale of B-1 Shares and other Shares, which shall be paid in conjunction with distribution fees paid to the Principal Underwriter by other classes of Shares of the Fund to the extent required in order to comply with Section 14 hereof, and shall pay over to the Principal Underwriter CDSCs (as defined in Section 14 hereof) as set forth in the Fund's current prospectus and statement of additional information, and as required by Section 14 hereof. The Principal Underwriter shall also receive payments consisting of shareholder service fees ("Service Fees") at the rate of .25% per annum of the average daily net asset value of the Class B-1 Shares outstanding prior to December
11, 1996. The Principal Underwriter may allow all or a part of said Distribution Fees and CDSCs received by it (not paid to others as hereinafter provided) to such persons as Principal Underwriter may determine.

         5. Payment to the Fund for B-1 Shares shall be in New York or Boston Clearing House funds received by the Principal Underwriter within three business days after notice of acceptance of the purchase order and the amount of the applicable public offering price has been given to the purchaser. If such payment is not received within such period, the Fund reserves the right, without further notice, forthwith to cancel its acceptance of any such order. The Fund shall pay such issue taxes as may be required by law in connection with the issue of the B-1 Shares.

         6. The Principal Underwriter shall not make in connection with the B-1 Shares any representations concerning the B-1 Shares except those contained in the then current prospectus and/or statement of additional information covering the Shares and in printed information approved by the Fund as information supplemental to such prospectus and statement of additional information. [Copies of the then current prospectus and statement of additional information and any such printed supplemental information will be supplied by the Fund to the Principal Underwriter in reasonable quantities upon request.]

         7. The Principal Underwriter agrees to comply with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. (as defined in the Purchase and Sale Agreement, dated as of December 11, 1996 (the "Purchase Agreement"), between the Principal Underwriter, Citibank, N.A. and Citicorp North America, Inc., as agent (the "Rules of Fair Practice")).

         8. The Fund appoints the Principal Underwriter as its agent to accept orders for redemptions and repurchases of B-1 Shares at values and in the manner determined in accordance with the then current prospectus and/or statement of additional information of the Fund.

         9. The Fund agrees to indemnify and hold harmless the Principal Underwriter, its officers and Directors and each person, if any, who controls the Principal Underwriter within the meaning of Section 15 of the Securities Act of 1933 ("1933 Act"), against any losses, claims, damages, liabilities and expenses (including the cost of any legal fees incurred in connection therewith) which the Principal Underwriter, its officers, Directors or any such controlling person may incur under the 1933 Act, under any other statute, at common law or otherwise, arising out of or based upon

         a. any untrue statement or alleged untrue statement of a material fact contained in the Fund's registration statement, prospectus or statement of additional information (including amendments and supplements thereto) or

         b. any omission or alleged omission to state a material fact required to be stated in the Fund's registration statement, prospectus or statement of additional information necessary to make the statements therein not misleading, provided, however, that insofar as losses, claims, damages, liabilities or expenses arise out of or are based upon any such untrue statement or omission or alleged untrue statement or omission made in reliance and in conformity with information furnished to the Fund by the Principal Underwriter for use in the Fund's registration statement, prospectus or statement of additional information, such indemnification is not applicable. In no case shall the Fund indemnify the Principal Underwriter or its controlling person as to any amounts incurred for any liability arising out of or based upon any action for which the Principal Underwriter, its officers and Directors or any controlling person would otherwise be subject to liability by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of the reckless disregard of its obligations and duties under this Agreement.

         10. The Principal Underwriter agrees to indemnify and hold harmless the Fund, its officers and Trustees and each person, if any, who controls the Fund within the meaning of Section 15 of the 1933 Act against any loss, claims, damages, liabilities and expenses (including the cost of any legal fees incurred in connection therewith) which the Fund, its officers, Directors or any such controlling person may incur under the 1933 Act, under any other statute, at common law or otherwise arising out of the acquisition of any Shares by any person which

         (a)      may  be  based  upon  any  wrongful   act  by  the   Principal
                  Underwriter or any of its employees or representatives, or

         (b)      may be based  upon any  untrue  statement  or  alleged  untrue statement of a material fact contained in the Fund's registration statement, prospectus or statement of additional information (including amendments and supplements thereto), or any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished or confirmed in writing to the Fund by the Principal Underwriter.

         11. The Fund agrees to execute such papers and to do such acts and things as shall from time to time be reasonably requested by the Principal Underwriter for the purpose of qualifying the B-1 Shares for sale under the so-called "blue sky" laws of any state or for registering B-1 Shares under the 1933 Act or the Fund under the Investment Company Act of 1940 ("1940 Act"). The Principal Underwriter shall bear the expenses of preparing, printing and distributing advertising, sales literature, prospectuses, and statements of additional information. The Fund shall bear the expense of registering B-1 Shares under the 1933 Act and the Fund under the 1940 Act, qualifying B-1 Shares for sale under the so-called "blue sky" laws of any state, the preparation and printing of prospectuses, statements of additional information and reports required to be filed with the Securities and Exchange Commission and other authorities, the preparation, printing and mailing of prospectuses and statements of additional information to holders of B-1 Shares, and the direct expenses of the issue of B-1 Shares.

         The Principal Underwriter shall, at the request of the Fund, provide to the Board of Trustees or Directors (together herein called the "Directors") of the Fund in connection not less than quarterly a written report of the amounts received from the Fund hereunder and the purpose for which such expenditures by the Fund were made.

         13. The term of this Agreement shall begin on the date hereof and, unless sooner terminated or continued as provided below, shall expire after one year. This Agreement shall continue in effect after such term if its continuance is specifically approved by a majority of the outstanding voting securities of Class B-1 of the Fund or by a majority of the Directors of the Fund and a majority of the Directors who are not parties to this Agreement or "interested persons", as defined in the Investment Company Act of 1940 (the "1940 Act"), of any such party and who have no direct or indirect financial interest in the operation of the Fund's Rule 12b-1 plan for Class B-1 Shares or in any agreements related to the plan at least annually in accordance with the 1940 Act and the rules and regulations thereunder.

         This Agreement may be terminated at any time, without payment of any penalty, by vote of a majority of the Directors of the Fund, or a majority of such Directors who are not parties to this Agreement or "interested persons", as defined in the 1940 Act, of any such party and who have no direct or indirect financial interest in the operation of the Fund's Rule 12b-1 plan for Class B-1 Shares or in any agreement related to the plan or by a vote of a majority of the outstanding voting securities of Class B-1 on not more than sixty days written notice to any other party to the agreement; and shall terminate automatically in the event of its assignment (as defined in the 1940 Act), which shall not include assignment of the Principal Underwriter's (as hereinafter defined) provided for hereunder and/or rights related to such Allocable Portions.

         14. The provisions of this Section 14 shall be applicable to the extent necessary to enable the Fund to comply with the obligation of the Fund to pay the Principal Underwriter its Allocable Portion of Distribution Fees paid in respect of Shares while the Fund is required to do so pursuant to the Principal Underwriting Agreement, of even date herewith, in respect of Class B-2 Shares, and shall remain in effect so long as any payments are required to be made by the Fund pursuant to the irrevocable payment instruction (as defined in the Purchase Agreement (the "Irrevocable Payment Instruction")).

         14.1 The Fund shall pay to the Principal Underwriter the Principal Underwriter's Allocable Portion (as hereinafter defined) of a fee (the "Distribution Fee") at the rate of .75% per annum of the average daily net asset value of the Fund Shares sold prior to December 11, 1996, subject to the limitation on the maximum aggregate amount of such fees under the Rules of Fair Practice as applicable to such Distribution Fee on the date hereof.

         14.2 The Principal Underwriter's Allocable Portion of Distribution Fees paid by the Fund in respect of Shares sold prior to December 11, 1996 shall be equal to the portion of the Asset Based Sales Charge allocable to Distributor Shares (as defined in Schedule I hereto to this Agreement) in accordance with
Schedule I hereto. The Fund agrees to cause its transfer agent to maintain the records and arrange for the payments on behalf of the Fund at the times and in the amounts and to the accounts required by Schedule I hereto, as the same may be amended from time to time. It is acknowledged and agreed that by virtue of the operation of Schedule I hereto the Principal Underwriter's Allocable Portion of Distribution Fees paid by the Fund in respect of Shares, may, to the extent provided in Schedule I hereto, take into account Distribution Fees payable by the Fund in respect of other existing classes and/or sub-classes of shares of the Fund which would be treated as "Shares" under Schedule I hereto. The Fund will limit amounts paid to any subsequent principal underwriters of Shares to the portion of the Asset Based Sales Charge paid in respect of Shares which is allocable to Post-distributor Shares (as defined in Schedule I hereto) in accordance with Schedule I hereto. The Fund's payments to the Principal Underwriter in consideration of its services in connection with the sale of B-1 Shares made prior to December 11, 1996 shall be the Distribution Fees attributable to B-1 Shares sold prior to December 11, 1996 which are Distributor Shares (as defined in Schedule I hereto) and all other amounts constituting the Principal Underwriter's Allocable Portion of Distribution Fees shall be the Distribution Fees related to the sale of other Shares which are Distributor Shares (as defined in Schedule I hereto).

         The Fund shall cause its transfer agent and sub-transfer agents to withhold from redemption proceeds payable to holders of Shares on redemption thereof the contingent deferred sales charges payable upon redemption thereof as set forth in the then current prospectus and/or statement of additional information of the Fund ("CDSCs") and to pay over to the Principal Underwriter The Principal Underwriter's Allocable Portion of said CDSCs paid in respect of Shares which shall be equal to the portion thereof allocable to Distributor Shares (as defined in Schedule I hereto) in accordance with Schedule I hereto.

         14.3 The Principal Underwriter shall be considered to have completely earned the right to the payment of its Allocable Portion of the Distribution Fee and the right to payment over to it of its' Allocable Portion of the CDSC in respect of Shares as provided for hereby upon the completion of the sale of each Commission Share (as defined in Schedule I hereto) taken into account as a Distributor Share in computing the Principal Underwriter's Allocable Portion in accordance with Schedule I hereto.

         14.4 Except as provided in Section 14.5 hereof in respect of Distribution Fees only, the Fund's obligation to pay the Principal Underwriter the Distribution Fees and to pay over to the Principal Underwriter CDSCs provided for hereby shall be absolute and unconditional and shall not be subject to dispute, offset, counterclaim or any defense whatsoever (it being understood that nothing in this sentence shall be deemed a waiver by the Fund of its right separately to pursue any claims it may have against the Principal Underwriter and enforce such claims against any assets (other than the Principal Underwriter's right to its Allocable Portion of the Distribution Fees and CDSCs (the "Collection Rights") of the Principal Underwriter).

         14.5 Notwithstanding anything in this Agreement to the contrary, the Fund shall pay to the Principal Underwriter its Allocable Portion of Distribution Fees provided for hereby notwithstanding its termination as Principal Underwriter for the Shares or any termination of this Agreement and such payment of such Distribution Fees, and that obligation and the method of computing such payment, shall not be changed or terminated except to the extent required by any change in applicable law, including, without limitation, the 1940 Act, the Rules promulgated thereunder by the Securities and Exchange Commission and the Rules of Fair Practice, in each case enacted or promulgated after June 1, 1995, or in connection with a Complete Termination (as hereinafter defined). For the purposes of this Section 14.5, "Complete Termination" means a termination of the Fund's Rule 12b-1 plan for B-2 Shares involving the cessation of payments of the Distribution Fees, and the cessation of payments of distribution fees pursuant to every other Rule 12b-1 plan of the Fund for every existing or future B-Class-of-Shares (as hereinafter defined) and the Fund's discontinuance of the offering of every existing or future B-Class-of- Shares, which conditions shall be deemed satisfied when they are first complied with hereafter and so long thereafter as they are complied with prior to the earlier of (i) the date upon which all of the B-2 Shares which are Distributor Shares pursuant to Schedule I hereto shall have been redeemed or converted or (ii) June 1, 2005. For purposes of this Section 14.5, the term B-Class- of-Shares means each of the B-1 Class of Shares of the Fund, the B-2 Class of Shares of the Fund and each other class of shares of the Fund hereafter issued which would be treated as Shares under Schedule I hereto or which has substantially similar economic characteristics to the B-1 or B-2 Classes of Shares taking into account the total sales charge, CDSC or other similar charges borne directly or indirectly by the holder of the shares of such class. The parties agree that the existing C Class of Shares of the Fund does not have substantially similar economic characteristics to the B-1 or B-2 Classes of Shares taking into account the total sales charge, CDSC or other similar charges borne directly or indirectly by the holder of such shares. For purposes of clarity the parties to this agreement hereby state that they intend that a new installment load class of shares which may be authorized by amendments to Rule 6(c)-10 under the 1940 Act will be considered to be a B-Class-of-Shares if it has economic characteristics substantially similar to the economic characteristics of the existing B-1 or B-2 Classes of Shares taking into account the total sale charge, CDSC or other similar charges borne directly or indirectly by the holder of such shares and will not be considered to be a B-Class-of-Shares if it has economic characteristics substantially similar to the economic characteristics of the existing C Class of shares of the Fund taking into account the total sales charge, CDSC or other similar charges borne directly or indirectly by the holder of such shares.

         14.6 The Principal Underwriter may assign any part of its Allocable Portions and obligations of the Fund related thereto (but not the Principal
Underwriter's obligations to the Fund provided for in this Agreement) to any person (an "Assignee") and any such assignment shall be effective as to the Fund upon written notice to the Fund by the Principal Underwriter. In connection therewith the Fund shall pay all or any amounts in respect of its Allocable Portions directly to the Assignee thereof as directed in a writing by the Principal Underwriter in the Irrevocable Payment Instruction, as the same may be amended from time to time with the consent of the Fund, and the Fund shall be without liability to any person if it pays such amounts when and as so directed, except for underpayments of amounts actually due, without any amount payable as consequential or other damages due to such underpayment and without interest except to the extent that delay in payment of Distribution Fees and CDSCs results in an increase in the maximum Sales Charge allowable under the Rules of Fair Practice, which increases daily at a rate of prime plus one percent per annum.

         14.7 The Fund will not, to the extent it may otherwise be empowered to do so, change or waive any CDSC with respect to B-1 Shares, except as provided in the Fund's prospectus or statement of additional information without the Principal Underwriter's or Assignee's consent, as applicable. Notwithstanding anything to the contrary in this Agreement or any termination of this Agreement or the Principal Underwriter as principal underwriter for the Shares of the Fund, the Principal Underwriter shall be entitled to be paid its Allocable Portion of the CDSCs whether or not the Fund's Rule 12b-1 plan for B-1 Shares is terminated and whether or not any such termination is a Complete Termination, as defined above.

         15. This Agreement shall be construed in accordance with the laws of The Commonwealth of Massachusetts. All sales hereunder are to be made, and title to the Shares shall pass, in Boston, Massachusetts.

         16. The Fund is a Massachusetts business trust established under a Declaration of Trust, as it may be amended from time to time. The obligations of the Fund are not personally binding upon, nor shall recourse be had against the private property of any of the Trustees, shareholders, officers, employees or agents of the Fund, but only the property of the Fund shall be bound.


         IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed by their respective officers thereunto duly authorized at Boston, Massachusetts, on the day and year first written above.


                    KEYSTONE INTERMEDIATE TERM BOND FUND
                    By:/s/ George S. Bissell
                    Title: Chairman


                    EVERGREEN KEYSTONE INVESTMENT
                    SERVICES, INC.

                    By:/s/ Rosemary D. Van Antwerp
                    Title: Senior Vice President

                        PRINCIPAL UNDERWRITING AGREEMENT
                              FOR CLASS B-2 SHARES
                                       OF
                         KEYSTONE INTERMEDIATE TERM BOND FUND

         AGREEMENT made this 11th day of December, 1996 by and between Keystone Intermediate Term Bond Fund, a Massachusetts business trust, ("Fund"), and Evergreen Keystone Investment Services, Inc., a Delaware corporation (the "Principal Underwriter").

         The Fund, individually and/or on behalf of its series, if any, referred to above in the title of this Agreement, to which series, if any, this Agreement shall relate, as applicable (the "Fund"), may act as the distributor of certain securities of which it is the issuer pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act"). Accordingly, it is hereby mutually agreed as follows:

         1. The Fund hereby appoints the Principal Underwriter a principal underwriter of the Class B-2 shares of beneficial interest of the Fund ("B-2 Shares") as an independent contractor upon the terms and conditions hereinafter set forth. The general term "Shares" as used herein has the same meaning as is provided therefor in Schedule I hereto. Except as the Fund may from time to time agree, the Principal Underwriter will act as agent for the Fund and not as principal.

         2. The Principal Underwriter will use its best efforts to find purchasers for the B-1 Shares and to promote distribution of the B-2 Shares and may obtain orders from brokers, dealers or other persons for sales of B-2 Shares to them. No such dealer, broker or other person shall have any authority to act as agent for the Fund; such dealer, broker or other person shall act only as principal in the sale of B-2 Shares.

         3. Sales of B-2 Shares by Principal Underwriter shall be at the public offering price determined in the manner set forth in the prospectus and/or statement of additional information of the Fund current at the time of the Fund's acceptance of the order for B-2 Shares. All orders shall be subject to acceptance by the Fund and the Fund reserves the right in its sole discretion to reject any order received. The Fund shall not be liable to anyone for failure to accept any order.

         4. On all sales of B-2 Shares made prior to December 11, 1996. Fund shall pay the Principal Underwriter Distribution Fees (as defined in Section 14 hereof), as commissions for the sale of B-2 Shares and other Shares, which shall be paid in conjunction with distribution fees paid to the Principal Underwriter by other classes of Shares of the Fund to the extent required in order to comply with Section 14 hereof, and shall pay over to the Principal Underwriter CDSCs (as defined in Section 14 hereof) as set forth in the Fund's current prospectus and statement of additional information, and as required by Section 14 hereof. The Principal Underwriter shall also receive payments consisting of shareholder service fees ("Service Fees") at the rate of .25% per annum of the average daily net asset value of the Class B-2 Shares outstanding prior to December 11, 1996. The Principal Underwriter may allow all or a part of said Distribution Fees and CDSCs received by it (not paid to others as hereinafter provided) to such persons as Principal Underwriter may determine.

         5. Payment to the Fund for B-2 Shares shall be in New York or Boston Clearing House funds received by the Principal Underwriter within three business days after notice of acceptance of the purchase order and the amount of the applicable public offering price has been given to the purchaser. If such payment is not received within such period, the Fund reserves the right, without further notice, forthwith to cancel its acceptance of any such order. The Fund shall pay such issue taxes as may be required by law in connection with the issue of the B-2 Shares.

         6. The Principal Underwriter shall not make in connection with the B-2 Shares any representations concerning the B-2 Shares except those contained in the then current prospectus and/or statement of additional information covering the Shares and in printed information approved by the Fund as information supplemental to such prospectus and statement of additional information. [Copies of the then current prospectus and statement of additional information and any such printed supplemental information will be supplied by the Fund to the Principal Underwriter in reasonable quantities upon request.]

         7. The Principal Underwriter agrees to comply with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. (as defined in the Purchase and Sale Agreement, dated as of December 11, 1996 (the "Purchase Agreement"), between the Principal Underwriter, Citibank, N.A. and Citicorp North America, Inc., as agent (the "Rules of Fair Practice")).

         8. The Fund appoints the Principal Underwriter as its agent to accept orders for redemptions and repurchases of B-2 Shares at values and in the manner determined in accordance with the then current prospectus and/or statement of additional information of the Fund.

         9. The Fund agrees to indemnify and hold harmless the Principal Underwriter, its officers and Directors and each person, if any, who controls the Principal Underwriter within the meaning of Section 15 of the Securities Act of 1933 ("1933 Act"), against any losses, claims, damages, liabilities and expenses (including the cost of any legal fees incurred in connection therewith) which the Principal Underwriter, its officers, Directors or any such controlling person may incur under the 1933 Act, under any other statute, at common law or otherwise, arising out of or based upon

         a. any untrue statement or alleged untrue statement of a material fact contained in the Fund's registration statement, prospectus or statement of additional information (including amendments and supplements thereto) or

         b. any omission or alleged omission to state a material fact required to be stated in the Fund's registration statement, prospectus or statement of additional information necessary to make the statements therein not misleading, provided, however, that insofar as losses, claims, damages, liabilities or expenses arise out of or are based upon any such untrue statement or omission or alleged untrue statement or omission made in reliance and in conformity with information furnished to the Fund by the Principal Underwriter for use in the Fund's registration statement, prospectus or statement of additional information, such indemnification is not applicable. In no case shall the Fund indemnify the Principal Underwriter or its controlling person as to any amounts incurred for any liability arising out of or based upon any action for which the Principal Underwriter, its officers and Directors or any controlling person would otherwise be subject to liability by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of the reckless disregard of its obligations and duties under this Agreement.

         10. The Principal Underwriter agrees to indemnify and hold harmless the Fund, its officers and Trustees and each person, if any, who controls the Fund within the meaning of Section 15 of the 1933 Act against any loss, claims, damages, liabilities and expenses (including the cost of any legal fees incurred in connection therewith) which the Fund, its officers, Directors or any such controlling person may incur under the 1933 Act, under any other statute, at common law or otherwise arising out of the acquisition of any Shares by any person which

         (a)      may  be  based  upon  any  wrongful   act  by  the   Principal
                  Underwriter or any of its employees or representatives, or

         (b)      may be based  upon any  untrue  statement  or  alleged  untrue statement of a material fact contained in the Fund's registration statement, prospectus or statement of additional information (including amendments and supplements thereto), or any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished or confirmed in writing to the Fund by the Principal Underwriter.

         11. The Fund agrees to execute such papers and to do such acts and things as shall from time to time be reasonably requested by the Principal Underwriter for the purpose of qualifying the B-2 Shares for sale under the so-called "blue sky" laws of any state or for registering B-2 Shares under the 1933 Act or the Fund under the Investment Company Act of 1940 ("1940 Act"). The Principal Underwriter shall bear the expenses of preparing, printing and distributing advertising, sales literature, prospectuses, and statements of additional information. The Fund shall bear the expense of registering B-2 Shares under the 1933 Act and the Fund under the 1940 Act, qualifying B-2 Shares for sale under the so-called "blue sky" laws of any state, the preparation and printing of prospectuses, statements of additional information and reports required to be filed with the Securities and Exchange Commission and other authorities, the preparation, printing and mailing of prospectuses and statements of additional information to holders of B-2 Shares, and the direct expenses of the issue of B-2 Shares. The Principal Underwriter shall, at the request of the Fund, provide to the Board of Trustees or Directors (together herein called the "Directors") of the Fund in connection not less than quarterly a written report of the amounts received from the Fund hereunder and the purpose for which such expenditures by the Fund were made.

         13. The term of this Agreement shall begin on the date hereof and, unless sooner terminated or continued as provided below, shall expire after one year. This Agreement shall continue in effect after such term if its continuance is specifically approved by a majority of the outstanding voting securities of Class B-2 of the Fund or by a majority of the Directors of the Fund and a majority of the Directors who are not parties to this Agreement or "interested persons", as defined in the Investment Company Act of 1940 (the "1940 Act"), of any such party and who have no direct or indirect financial interest in the operation of the Fund's Rule 12b-1 plan for Class B-2 Shares or in any agreements related to the plan at least annually in accordance with the 1940 Act and the rules and regulations thereunder.

         This Agreement may be terminated at any time, without payment of any penalty, by vote of a majority of the Directors of the Fund, or a majority of such Directors who are not parties to this Agreement or "interested persons", as defined in the 1940 Act, of any such party and who have no direct or indirect financial interest in the operation of the Fund's Rule 12b-1 plan for Class B-2 Shares or in any agreement related to the plan or by a vote of a majority of the outstanding voting securities of Class B-2 on not more than sixty days written notice to any other party to the agreement; and shall terminate automatically in the event of its assignment (as defined in the 1940 Act), which shall not include assignment of the Principal Underwriter's (as hereinafter defined) provided for hereunder and/or rights related to such Allocable Portions.

         14. The provisions of this Section 14 shall be applicable to the extent necessary to enable the Fund to comply with the obligation of the Fund to pay the Principal Underwriter its Allocable Portion of Distribution Fees paid in respect of Shares while the Fund is required to do so pursuant to the Principal Underwriting Agreement, of even date herewith, in respect of Class B-2 Shares, and shall remain in effect so long as any payments are required to be made by the Fund pursuant to the irrevocable payment instruction (as defined in the Purchase Agreement (the "Irrevocable Payment Instruction")).

         14.1 The Fund shall pay to the Principal Underwriter the Principal Underwriter's Allocable Portion (as hereinafter defined) of a fee (the "Distribution Fee") at the rate of .75% per annum of the average daily net asset value of the Fund Shares sold prior to December 11, 1996, subject to the limitation on the maximum aggregate amount of such fees under the Rules of Fair Practice as applicable to such Distribution Fee on the date hereof.

         14.2 The Principal Underwriter's Allocable Portion of Distribution Fees paid by the Fund in respect of Shares sold prior to December 11, 1996 shall be equal to the portion of the Asset Based Sales Charge allocable to Distributor Shares (as defined in Schedule I hereto to this Agreement) in accordance with
Schedule I hereto. The Fund agrees to cause its transfer agent to maintain the records and arrange for the payments on behalf of the Fund at the times and in the amounts and to the accounts required by Schedule I hereto, as the same may be amended from time to time. It is acknowledged and agreed that by virtue of the operation of Schedule I hereto the Principal Underwriter's Allocable Portion of Distribution Fees paid by the Fund in respect of Shares, may, to the extent provided in Schedule I hereto, take into account Distribution Fees payable by the Fund in respect of other existing classes and/or sub-classes of shares of the Fund which would be treated as "Shares" under Schedule I hereto. The Fund will limit amounts paid to any subsequent principal underwriters of Shares to the portion of the Asset Based Sales Charge paid in respect of Shares which is allocable to Post-distributor Shares (as defined in Schedule I hereto) in accordance with Schedule I hereto. The Fund's payments to the Principal Underwriter in consideration of its services in connection with the sale of B-2 Shares made prior to December 11, 1996 shall be the Distribution Fees attributable to B-2 Shares sold prior to December 11, 1996 which are Distributor Shares (as defined in Schedule I hereto) and all other amounts constituting the Principal Underwriter's Allocable Portion of Distribution Fees shall be the Distribution Fees related to the sale of other Shares which are Distributor Shares (as defined in Schedule I hereto). The Fund shall cause its transfer agent and sub-transfer agents to withhold from redemption proceeds payable to holders of Shares on redemption thereof the contingent deferred sales charges payable upon redemption thereof as set forth in the then current prospectus and/or statement of additional information of the Fund ("CDSCs") and to pay over to the Principal Underwriter The Principal Underwriter's Allocable Portion of said CDSCs paid in respect of Shares which shall be equal to the portion thereof allocable to Distributor Shares (as defined in Schedule I hereto) in accordance with Schedule I hereto.

         14.3 The Principal Underwriter shall be considered to have completely earned the right to the payment of its Allocable Portion of the Distribution Fee and the right to payment over to it of its' Allocable Portion of the CDSC in respect of Shares as provided for hereby upon the completion of the sale of each Commission Share (as defined in Schedule I hereto) taken into account as a Distributor Share in computing the Principal Underwriter's Allocable Portion in accordance with Schedule I hereto.

         14.4 Except as provided in Section 14.5 hereof in respect of Distribution Fees only, the Fund's obligation to pay the Principal Underwriter the Distribution Fees and to pay over to the Principal Underwriter CDSCs provided for hereby shall be absolute and unconditional and shall not be subject to dispute, offset, counterclaim or any defense whatsoever (it being understood that nothing in this sentence shall be deemed a waiver by the Fund of its right separately to pursue any claims it may have against the Principal Underwriter and enforce such claims against any assets (other than the Principal Underwriter's right to its Allocable Portion of the Distribution Fees and CDSCs (the "Collection Rights") of the Principal Underwriter).

         14.5 Notwithstanding anything in this Agreement to the contrary, the Fund shall pay to the Principal Underwriter its Allocable Portion of Distribution Fees provided for hereby notwithstanding its termination as Principal Underwriter for the Shares or any termination of this Agreement and such payment of such Distribution Fees, and that obligation and the method of computing such payment, shall not be changed or terminated except to the extent required by any change in applicable law, including, without limitation, the 1940 Act, the Rules promulgated thereunder by the Securities and Exchange Commission and the Rules of Fair Practice, in each case enacted or promulgated after June 1, 1995, or in connection with a Complete Termination (as hereinafter defined). For the purposes of this Section 14.5, "Complete Termination" means a termination of the Fund's Rule 12b-1 plan for B-2 Shares involving the cessation of payments of the Distribution Fees, and the cessation of payments of distribution fees pursuant to every other Rule 12b-1 plan of the Fund for every existing or future B-Class-of-Shares (as hereinafter defined) and the Fund's discontinuance of the offering of every existing or future B-Class-of- Shares, which conditions shall be deemed satisfied when they are first complied with hereafter and so long thereafter as they are complied with prior to the earlier of (i) the date upon which all of the B-2 Shares which are Distributor Shares pursuant to Schedule I hereto shall have been redeemed or converted or (ii) June 1, 2005. For purposes of this Section 14.5, the term B-Class- of-Shares means each of the B-2 Class of Shares of the Fund, the B-2 Class of Shares of the Fund and each other class of shares of the Fund hereafter issued which would be treated as Shares under Schedule I hereto or which has substantially similar economic characteristics to the B-2 or B-2 Classes of Shares taking into account the total sales charge, CDSC or other similar charges borne directly or indirectly by the holder of the shares of such class. The parties agree that the existing C Class of Shares of the Fund does not have substantially similar economic characteristics to the B-2 or B-2 Classes of Shares taking into account the total sales charge, CDSC or other similar charges borne directly or indirectly by the holder of such shares. For purposes of clarity the parties to this agreement hereby state that they intend that a new installment load class of shares which may be authorized by amendments to Rule 6(c)-10 under the 1940 Act will be considered to be a B-Class-of-Shares if it has economic characteristics substantially similar to the economic characteristics of the existing B-2 or B-2 Classes of Shares taking into account the total sale charge, CDSC or other similar charges borne directly or indirectly by the holder of such shares and will not be considered to be a B-Class-of-Shares if it has economic characteristics substantially similar to the economic characteristics of the existing C Class of shares of the Fund taking into account the total sales charge, CDSC or other similar charges borne directly or indirectly by the holder of such shares.

         14.6 The Principal Underwriter may assign any part of its Allocable Portions and obligations of the Fund related thereto (but not the Principal
Underwriter's obligations to the Fund provided for in this Agreement) to any person (an "Assignee") and any such assignment shall be effective as to the Fund upon written notice to the Fund by the Principal Underwriter. In connection therewith the Fund shall pay all or any amounts in respect of its Allocable Portions directly to the Assignee thereof as directed in a writing by the Principal Underwriter in the Irrevocable Payment Instruction, as the same may be amended from time to time with the consent of the Fund, and the Fund shall be without liability to any person if it pays such amounts when and as so directed, except for underpayments of amounts actually due, without any amount payable as consequential or other damages due to such underpayment and without interest except to the extent that delay in payment of Distribution Fees and CDSCs results in an increase in the maximum Sales Charge allowable under the Rules of Fair Practice, which increases daily at a rate of prime plus one percent per annum.


         14.7 The Fund will not, to the extent it may otherwise be empowered to do so, change or waive any CDSC with respect to B-2 Shares, except as provided in the Fund's prospectus or statement of additional information without the Principal Underwriter's or Assignee's consent, as applicable. Notwithstanding anything to the contrary in this Agreement or any termination of this Agreement or the Principal Underwriter as principal underwriter for the Shares of the Fund, the Principal Underwriter shall be entitled to be paid its Allocable Portion of the CDSCs whether or not the Fund's Rule 12b-1 plan for B-2 Shares is terminated and whether or not any such termination is a Complete Termination, as defined above.

         15. This Agreement shall be construed in accordance with the laws of The Commonwealth of Massachusetts. All sales hereunder are to be made, and title to the Shares shall pass, in Boston, Massachusetts.

         16. The Fund is a Massachusetts business trust established under a Declaration of Trust, as it may be amended from time to time. The obligations of the Fund are not personally binding upon, nor shall recourse be had against the private property of any of the Trustees, shareholders, officers, employees or agents of the Fund, but only the property of the Fund shall be bound.

         IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed by their respective officers thereunto duly authorized at Boston, Massachusetts, on the day and year first written above.


                        KEYSTONE INTERMEDIATE TERM BOND FUND

                        By:/s/ George Bissell
                           ___________________________
                           Title: Chairman


                        EVERGREEN KEYSTONE INVESTMENT
                        SERVICES, INC.

                        By:/s/ Rosemary D. Van Antwerp
                           _____________________________
                           Title: Senior Vice President